INCOME TAXES (Schedule of Reconciliation of the Income Tax Expenses (Benefits)) (Details) - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Reconciliation of income tax expenses (benefits) to the amount computed by applying the current tax rate to income (loss) before income taxes in the statements of operations
Expected taxation at PRC EIT statutory rate of 25%	$ (6,330,915)	$ (7,830,848)	$ (5,920,694)
Effect of different tax rates	1,503,740	(731,720)	1,069,008
Effect of loss that cannot be carried forward	109,710	754,828	1,305,869
Tax expenses arising from items which are not deductible or not taxable for tax purpose:
Non-deductible entertainment expenses	240,274	305,119	584,296
Others, net	814,053	1,245,086	3,906,086
Effect of tax exemption and tax concessions	1,182,267	2,303,781	(685,261)
Change in valuation allowance	2,480,871	4,096,308	114,280
Total		$ 142,554	$ 373,584